Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases

8. Leases

The Company leases facilities, and equipment under noncancelable leases that have been classified as operating leases for financial reporting purposes. These leases often include one or more options to renew and the lease term includes the renewal terms when it is reasonably certain that the Company will exercise the option. In general, for the Company’s material leases, the renewal options are not included in the calculation of its right-of-use assets and lease liabilities, as the Company does not believe that it is reasonably certain that these renewal options will be exercised. The Company’s lease agreements do not contain any material residual guarantees or material restrictive covenants.

All operating lease expenses are recognized on a straight-line basis over the lease term as a component of “Selling, general, and administrative expenses” in the Consolidated Statements of Comprehensive Loss. Payments under the Company’s lease arrangements are primarily fixed. However, certain lease agreements contain variable costs, which are expensed as incurred and not included in the calculation of the Company’s right-of-use assets and related liabilities for those leases. These costs typically include real estate taxes, common area maintenance and utilities for which the Company is obligated to pay under the terms of those leases.

During the year ended December 31, 2019, the Company expensed approximately $53.5 million of total operating lease costs, which includes $8.5 million of variable lease costs. During the years ended December 31, 2018 and 2017, the Company recognized $48.7 million and $39.0 million of total operating lease expense, respectively.

Based on the present value of the lease payments for the remaining lease term of the Company’s existing leases, the Company’s right-of-use assets and lease liabilities for operating leases as of December 31, 2019 were as follows:

(in thousands)	Classification	December 31, 2019
Assets
Operating lease right-of-use assets	Other assets	$93,924
Liabilities
Current operating lease liabilities	Other accrued expenses	34,072
Noncurrent operating lease liabilities	Other long-term liabilities	84,902

Total leased liabilities		$118,974

Because the rate implicit in each lease is not readily determinable, the Company uses its incremental borrowing rate to determine the present value of the lease payments. In determining its incremental borrowing rate, the Company reviewed the terms of its leases, its credit facilities, and other factors.

Information related to the Company’s right-of-use assets and related lease liabilities were as follows:

(in thousands)	Year Ended December 31, 2019
Cash paid for operating lease liabilities	$32,229
Right-of-use assets obtained in exchange for new operating lease obligations	40,536
Weighted-average remaining lease term	4.4 years
Weighted-average discount rate	10.0%

Maturities of lease liabilities as of December 31, 2019 were as follows:

(in thousands)
2020	$43,673
2021	33,436
2022	23,293
2023	16,828
2024	12,516
Thereafter	16,656

Total lease payments	$146,402
Less imputed interest	(27,428)

Present value of lease liabilities	$118,974

Under the previous lease standard, future minimum obligations under lease commitments in effect at December 31, 2018 were as follows:

(in thousands)
2019	$43,912
2020	33,547
2021	23,219
2022	15,603
2023	10,342
Thereafter	16,364

Total lease payments	$142,987

The Company has additional operating leases for real estate of $8.4 million which have not commenced as of December 31, 2019, and as such, have not been recognized on the Company’s Consolidated Balance Sheet. These operating leases are expected to commence in 2020.